Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

Exhibit 99.2
	9/14 QTR		12/14 QTR		3/15 QTR

Loan Loss Reserve - Total	$115,257		$110,598		$110,221
General and Specific Allowance	$112,347		$108,700		$108,323
Commitments Reserve	2,910		1,898		1,898
Allowance as a % of Gross Loans	1.33%		1.26%		1.22%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,658,704	11.46%	1,622,086	11.33%	1,641,824	11.52%

	9/14 QTR	9/14 YTD	12/14 QTR	12/14 YTD	3/15 QTR	3/15 YTD
Loan Originations - Total	$664,646	$2,172,015	$578,988	$578,988	$691,472	$1,270,460
Single-Family Residential	220,698	696,999	167,299	167,299	130,636	297,935
Construction - Speculative	54,047	170,539	50,158	50,158	49,051	99,209
Construction - Custom	116,374	359,073	88,398	88,398	67,410	155,808
Land - Acquisition & Development	8,821	53,960	16,567	16,567	29,573	46,140
Land - Consumer Lot Loans	5,214	12,441	2,604	2,604	2,132	4,736
Multi-Family	50,143	239,352	62,281	62,281	73,918	136,199
Commercial Real Estate	92,615	258,367	59,840	59,840	202,498	262,338
Commercial & Industrial	104,226	332,871	114,787	114,787	119,812	234,599
HELOC	12,164	47,054	16,270	16,270	16,077	32,347
Consumer	344	1,359	784	784	365	1,149

Purchased Loans (including acquisitions)	$11,675	$211,227	$46,831	$46,831	$100,001	$146,832

Net Loan Fee and Discount Accretion	$7,938	$27,848	$7,721	$7,721	$7,071	$14,792

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

	9/14 QTR	9/14 YTD	12/14 QTR	12/14 YTD	3/15 QTR	3/15 YTD
Repayments
Loans	$495,997	$1,827,315	$516,926	$516,926	$596,801	$1,113,727
MBS	118,006	352,418	101,494	101,494	114,836	$216,330

MBS Premium Amortization	$2,756	$8,769	$2,397	$2,397	$2,704	$5,101

Efficiency
Operating Expenses/Average Assets	1.47%	1.43%	1.46%	1.46	1.58%	1.52%
Efficiency Ratio	48.05	46.76	49.83	49.83	49.97	49.90
Amortization of Intangibles	$1,074	$3,675	$1,024	$1,024	$982	$2,006

EOP Numbers
Shares Issued and Outstanding	98,404,705		97,556,077		95,088,294

Share repurchase information
Remaining shares auth. for repurchase	5,042,434	5,042,434	3,926,287	3,926,287	1,426,269	1,426,269
Shares repurchased	1,882,200	4,830,400	1,116,147	1,116,147	2,500,018	3,616,165
Average share repurchase price	$21.28	$21.59	$21.79	$21.79	$21.21	$21.39

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

Tangible Common Book Value	9/14 QTR	12/14 QTR	3/15 QTR
$ Amount	$1,673,974	$1,679,454	$1,667,237
Per Share	17.01	17.22	17.53

# of Employees	1,909	1,862	1,865
Tax Rate - Going Forward	35.75%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,683,425	$1,588,647	$1,567,607
Other	1,366,017	1,306,409	1,189,299
	$3,049,442	$2,895,056	$2,756,906
Held-to-maturity:
Agency MBS	$1,548,265	$1,516,219	$1,479,781
Other	—	—	—
	$1,548,265	$1,516,219	$1,479,781

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

	AS OF 9/30/14		AS OF 12/31/14		AS OF 3/31/15
Gross Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,572,244	64.3%	$5,619,697	63.9%	$5,546,402	61.5%
Construction - Speculative	140,060	1.6	152,450	1.7	163,657	1.8
Construction - Custom	385,824	4.5	377,561	4.3	370,693	4.1
Land - Acquisition & Development	80,359	0.9	86,405	1.0	107,181	1.2
Land - Consumer Lot Loans	111,130	1.3	106,987	1.2	104,558	1.2
Multi-Family	920,285	10.6	980,706	11.2	1,012,915	11.2
Commercial Real Estate	752,957	8.7	749,855	8.5	885,177	9.8
Commercial & Industrial	434,088	5.0	453,417	5.2	466,208	5.2
HELOC	134,455	1.6	134,998	1.5	136,439	1.5
Consumer	138,315	1.6	131,352	1.5	221,525	2.5
	8,669,717	100.0%	8,793,428	100.0%	9,014,755	100.0%
Less:
ALL	112,347		108,700		108,323
Loans in Process	346,172		370,655		426,836
Discount on Acquired Loans	25,391		22,535		20,845
Deferred Net Origination Fees	37,485		37,621		37,763
Sub-Total	521,395		539,511		593,767
	$8,148,322		$8,253,917		$8,420,988

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,481,766	67.3%	$5,534,420	67.1%	$5,464,292	64.9%
Construction - Speculative	79,687	1.0	89,843	1.1	99,261	1.2
Construction - Custom	188,735	2.3	189,248	2.3	199,257	2.4
Land - Acquisition & Development	64,367	0.8	65,507	0.8	84,922	1.0
Land - Consumer Lot Loans	107,291	1.3	103,148	1.2	100,789	1.2
Multi-Family	886,676	10.9	900,292	10.9	934,864	11.1
Commercial Real Estate	664,336	8.2	689,672	8.4	748,850	8.9
Commercial & Industrial	410,285	5.0	421,613	5.1	438,047	5.2
HELOC	131,153	1.6	132,188	1.6	133,662	1.6
Consumer	134,027	1.6	127,986	1.6	217,044	2.6
	$8,148,322	100.0%	$8,253,917	100.0%	$8,420,988	100.0%
(a) Excludes covered loans

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

	AS OF 9/30/14			AS OF 12/31/14			AS OF 3/31/15
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,978,005	46.4%	81	$4,910,659	46.4%	81	$5,028,312	47.0%	82
ID	810,841	7.6	27	796,119	7.5	26	797,117	7.5	26
OR	2,008,862	18.7	49	1,987,015	18.8	49	1,991,272	18.6	49
UT	309,062	2.9	10	303,516	2.9	10	299,222	2.8	10
NV	362,887	3.4	14	357,952	3.4	11	349,807	3.3	11
TX	92,260	0.9	5	87,937	0.8	5	89,890	0.8	5
AZ	1,275,153	11.9	36	1,260,182	11.9	36	1,244,294	11.6	35
NM	879,858	8.2	29	875,473	8.3	29	892,711	8.3	29
Total	$10,716,928	100.0%	251	$10,578,853	100.0%	247	$10,692,625	100.0%	247

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$883,601	8.2%		$870,981	8.2%		$922,589	8.6%
NOW (interest)	1,447,569	13.5		1,436,922	13.6		1,574,294	14.7
Savings (passbook/stmt)	622,546	5.8		640,731	6.1		663,863	6.2
Money Market	2,536,971	23.7		2,515,564	23.8		2,547,050	23.8
CD's	5,226,241	48.8		5,114,655	48.3		4,984,829	46.6
Total	$10,716,928	100.0%		$10,578,853	100.0%		$10,692,625	100.0%

Deposits greater than $250,000 - EOP	$1,887,216			$1,838,690			$1,998,536

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

	AS OF 9/30/14		AS OF12/31/14		AS OF 3/31/15
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$74,067	84.7%	$74,415	75.7%	$60,781	79.0%
Construction - Speculative	1,477	1.7	1,329	1.4	1,152	1.5
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	811	0.9	—	—	—	—
Land - Consumer Lot Loans	2,637	3.0	2,260	2.3	2,458	3.2
Multi-Family	1,742	2.0	1,019	1.0	—	—
Commercial Real Estate	5,106	5.8	15,970	16.2	5,735	7.5
Commercial & Industrial	7	—	673	0.7	5,018	6.5
HELOC	795	0.9	1,454	1.5	1,175	1.5
Consumer	789	0.9	1,233	1.3	576	0.7
Total non-accrual loans	87,431	100.0%	98,353	100.0%	76,895	100.0%
Total REO	55,072		61,970		69,756
Total REHI	4,808		3,994		6,551
Total non-performing assets	$147,311		$164,317		$153,202	(b)
(b) Includes $10 million from former Horizon Bank

Total non-performing assets as a
% of total assets	1.00%		1.13%		1.05%

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

	9/14 QTR		12/14 QTR		3/15 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$323,732	86.4	$304,784	86.6	$290,950	85.6
Construction - Speculative	7,360	2.0	6,651	1.9	6,408	1.9
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	4,737	1.3	4,238	1.2	4,179	1.2
Land - Consumer Lot Loans	13,002	3.5	12,528	3.6	12,501	3.7
Multi-Family	5,243	1.4	4,141	1.2	3,862	1.1
Commercial Real Estate	19,140	5.1	18,028	5.1	20,673	6.1
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,486	0.4	1,486	0.4	1,394	0.4
Consumer	43	—	126	—	122	—
Total restructured loans	$374,743	100.0%	$351,982	100.0%	$340,089	100.0%

Restructured loans were as follows:
Performing	$350,653	93.6%	$333,854	94.8%	$327,386	96.3%
Non-performing (c)	24,090	6.4	18,128	5.2	12,703	3.7
Total restructured loans	$374,743	100.0%	$351,982	100.0%	$340,089	100.0%
(c) Included in "Total non-accrual loans" above

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

	9/14 QTR		12/14 QTR		3/15 QTR
	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs by Category
Single-Family Residential	$(833)	(0.06)%	$(859)	(0.06)%	$(2,713)	(0.20)%
Construction - Speculative	11	0.03	388	1.02	(75)	(0.18)
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(2,248)	(11.19)	37	0.17	(204)	(0.76)
Land - Consumer Lot Loans	99	0.36	35	0.13	17	0.07
Multi-Family	—	—	(220)	(0.09)	—	—
Commercial Real Estate	(9)	—	(1)	—	(453)	(0.20)
Commercial & Industrial	(1,670)	(1.54)	(34)	(0.03)	338	0.29
HELOC	30	0.09	—	—	—	—
Consumer	13	0.04	(187)	(0.57)	(33)	(0.06)
Total net charge-offs	$(4,607)	(0.21)%	$(841)	(0.04)%	$(3,123)	(0.14)%
(d) Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$97,221		$89,743		$91,290
Non-Accretable Yield	179,343		179,343		167,603
Total Contractual Payments	$276,564		$269,086		$258,893

Interest Rate Risk
One Year GAP		(11.3)%		(11.0)%		(10.3)%
NPV post 200 bps shock (e)		15.68%		16.56%		16.5%
Change in NII after 200 bps shock (e)		(1.5)%		(1.4)%		(1.1)%
(e) Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$898,995	0.58%	$1,207,396	0.63%	$612,836	0.60%
From 4 to 6 months	1,180,349	0.65%	856,224	0.61%	883,166	0.50%
From 7 to 9 months	544,350	0.79%	500,584	0.63%	708,921	0.58%
From 10 to 12 months	484,519	0.64%	539,262	0.68%	745,590	0.47%

Washington Federal, Inc.
Fact Sheet
March 31, 2015
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2013	24.0%	21.7%
6/30/2013	26.8%	17.4%
9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
March 31, 2015
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	September 30, 2014			December 31, 2014			March 31, 2015
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,208,948	$109,200	5.28%	$8,367,285	$108,293	5.13%	$8,487,458	$109,275	5.22%
Mortgage-backed securities	3,306,826	19,313	2.32	3,191,365	19,175	2.38	3,070,002	18,144	2.40
Cash & Investments	2,088,492	6,196	1.18	1,876,824	5,415	1.14	1,688,076	4,813	1.16
FHLB & FRB Stock	162,282	368	0.90	158,194	401	1.01	154,342	399	1.05

Total interest-earning assets	13,766,548	135,077	3.89%	13,593,668	133,284	3.89%	13,399,878	132,630	4.01%
Other assets	1,032,575			1,062,770			1,150,996

Total assets	$14,799,123			$14,656,438			$14,550,874

Liabilities and Equity
Customer accounts	10,801,665	14,007	0.51%	10,680,974	13,445	0.5%	10,659,570	12,574	0.48%
FHLB advances	1,930,000	17,676	3.63	1,920,217	17,656	3.65	1,830,000	16,176	3.58
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,731,665	31,683	0.99%	12,601,191	31,101	0.98%	12,489,570	28,750	0.93%
Other liabilities	86,969			95,026			114,628

Total liabilities	12,818,634			12,696,217			12,604,198
Stockholders’ equity	1,980,489			1,960,221			1,946,676

Total liabilities and equity	$14,799,123			$14,656,438			$14,550,874

Net interest income		$103,394			$102,183			$103,881

Net interest margin			3.00%			3.01%			3.10%

(Annualized net interest income divided by average interest-earning assets)

Washington Federal, Inc.
Fact Sheet
March 31, 2015
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

March 31, 2015
Single-Family Residential	28,365	195	$5,543,851	92	41	243	376	1.33%	$78,895	1.42%
Construction - Speculative	577	183	105,568	23	—	2	25	4.33%	2,525	2.39%
Construction - Custom	766	263	201,777	2	2	—	4	0.52%	1,169	0.58%
Land - Acquisition & Development	144	654	94,179	—	—	2	2	1.39%	868	0.92%
Land - Consumer Lot Loans	1,271	82	104,477	6	4	20	30	2.36%	3,621	3.47%
Multi-Family	994	951	944,937	1	—	3	4	0.40%	947	0.10%
Commercial Real Estate	983	830	815,978	3	4	9	16	1.63%	10,670	1.31%
Commercial & Industrial	1,140	416	474,090	1	—	4	5	0.44%	2,994	0.63%
HELOC	2,084	65	136,439	7	3	9	19	0.91%	1,393	1.02%
Consumer	5,921	37	221,525	111	33	42	186	3.14%	1,064	0.48%
	42,245	205	$8,642,822	246	87	334	667	1.58%	$104,145	1.20%

December 31, 2014
Single-Family Residential	28,741	195	$5,617,403	104	43	283	430	1.50%	$87,341	1.55%
Construction - Speculative	524	182	95,367	1	—	—	1	0.19%	168	0.18%
Construction - Custom	799	240	191,787	3	1	—	4	0.50%	117	0.06%
Land - Acquisition & Development	130	560	72,752	1	—	—	1	0.77%	2,339	3.22%
Land - Consumer Lot Loans	1,295	83	106,939	11	3	25	39	3.01%	4,614	4.31%
Multi-Family	980	928	909,249	—	—	4	4	0.41%	763	0.08%
Commercial Real Estate	886	804	712,154	6	2	9	17	1.92%	22,703	3.19%
Commercial & Industrial	1,091	413	450,675	4	—	4	8	0.73%	1,537	0.34%
HELOC	2,071	65	135,093	4	2	10	16	0.77%	1,642	1.22%
Consumer	6,464	20	131,352	132	46	65	243	3.76%	2,252	1.71%
	42,981	196	$8,422,772	266	97	400	763	1.78%	$123,476	1.47%

September 30, 2014
Single-Family Residential	28,886	193	$5,569,794	99	52	295	446	1.54%	$90,538	1.63%
Construction - Speculative	476	183	87,035	—	—	—	—	—%	—	—%
Construction - Custom	811	237	192,098	4	—	—	4	0.49%	836	0.44%
Land - Acquisition & Development	129	547	70,552	1	—	—	1	0.78%	155	0.22%
Land - Consumer Lot Loans	1,320	84	111,091	13	5	21	39	2.95%	4,388	3.95%
Multi-Family	989	905	895,195	1	1	3	5	0.51%	824	0.09%
Commercial Real Estate	896	771	690,881	3	3	9	15	1.67%	18,811	2.72%
Commercial & Industrial	1,049	414	434,032	4	3	2	9	0.86%	1,485	0.34%
HELOC	2,043	66	134,456	5	3	8	16	0.78%	1,497	1.11%
Consumer	6,970	20	138,411	131	59	64	254	3.64%	1,731	1.25%
	43,569	191	$8,323,545	261	126	402	789	1.81%	$120,265	1.44%